UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 23, 2007

United Western Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

 (303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this report is being furnished pursuant to both Item 2.02 and Item 7.01.

The information in this Current Report and in the accompanying exhibits is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, incorporated herein by reference, is a written presentation (the “Presentation”), some or all of which may be provided to investors or others by executive officers of United Western Bancorp, Inc. (“UWBK”) over the next several weeks. This Presentation includes selected financial and operational information prepared in conformity with generally accepted accounting principles (“GAAP”) but does not represent a complete set of GAAP financial statements and related footnotes. Most, if not all, of the selected financial information included in the Presentation is derived from UWBK’s consolidated financial statements and related footnotes prepared in accordance with GAAP, and from management’s discussion and analysis of those financial statements, that will be included in UWBK’s upcoming report on Form 10-K for the year ended December 31, 2006, although those annual financial statements remain subject to independent audit. The Presentation has been updated through February 23, 2007, and we do not undertake to update the Presentation after that date.

The Presentation is also available on UWBK’s website at www.uwbancorp.com. UWBK’s reports on Forms 10-K, 10-Q, and 8-K and other publicly available information should be consulted for other important information about UWBK.

The information in this Current Report and in the accompanying exhibits is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of businesses acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

99.1	Investor Presentation, dated February 2007, of United Western Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 23, 2007

UNITED WESTERN BANCORP, INC.

By:	/s/ Theodore J. Abariotes
Name: Theodore J. Abariotes
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated February 2007, of United Western Bancorp, Inc.